UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 4, 2005

Date of Report (Date of earliest event reported)
NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50348 (Commission File Number)	06-1688360 (I.R.S. Employer Identification No.)
13650 N.W. 8th Street, Suite 109
Sunrise, Florida 33325

(Address of Principal Executive Offices)
(954) 903-5000

Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
See the disclosure set forth under Item 3.02 “Unregistered Sales of Equity Securities” below, which is incorporated into this Item 1.01 by reference.
Item 3.02. Unregistered Sales of Equity Securities
As previously reported by NationsHealth, Inc. (the “Company”) in its Current Report on Form 8-K filed on May 11, 2005, the Company and Connecticut General Life Insurance Company (“CIGNA”) entered into a Securities Purchase Agreement which was executed on May 4, 2005 and released from escrow and effective as of May 5, 2005 (the “Securities Purchase Agreement”).
Pursuant to the terms of the Securities Purchase Agreement, on November 4, 2005, the Company issued to CIGNA (i) 303,030 shares of the common stock of the Company (the “Common Stock”) at a purchase price of $6.60 per share and (ii) warrants (the “Warrants”) to purchase 2,936,450 shares of the Company’s common stock (the “Warrant Shares”) at an exercise price of $6.60 per share, subject to certain anti-dilution adjustments. The Warrants are subject to the terms and conditions of a Warrant Agreement by and between the Company and CIGNA, executed on May 4, 2005 and released from escrow and effective as of May 5, 2005 (the “Warrant Agreement”). The Common Stock and the Warrant were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder.
The foregoing descriptions of the Securities Purchase Agreement and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of such agreements, which are filed as exhibits hereunder and are incorporated herein by reference.
Also on November 4, 2005, in connection with the issuance of the Common Stock and the Warrants, the Company and CIGNA entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has provided CIGNA with certain demand registration rights for the resale of the Common Stock and Warrant Shares issuable upon exercise of the Warrants (with a minimum aggregate price to the public of $1,000,000 and subject to certain blackout periods), certain piggyback registration rights and certain rights to registrations on Form S-3 (with a minimum aggregate price to the public of $1,000,000).
In addition, the Company has also provided CIGNA with certain rights to require the Company to file a shelf registration statement for the resale of the Common Stock and Warrant Shares issuable upon exercise of the Warrants (with a minimum aggregate price to the public of $1,000,000 and subject to certain blackout periods).
The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as an exhibit hereunder and is incorporated herein by reference.
The Common Stock, the Warrants and the Warrant Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or the availability of an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any security.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

4.1	Warrant Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, dated May 4, 2005. (Filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 000-50348) filed May 11, 2005 and incorporated herein by reference.)

10.1	Securities Purchase Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, dated May 4, 2005. (Filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 000-50348) filed May 11, 2005 and incorporated herein by reference.)

10.2	Registration Rights Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, dated November 4, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: November 10, 2005	By:	/s/ Timothy Fairbanks
Timothy Fairbanks Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, dated May 4, 2005. (Filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 000-50348) filed May 11, 2005 and incorporated herein by reference.)

10.1	Securities Purchase Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, dated May 4, 2005. (Filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 000-50348) filed May 11, 2005 and incorporated herein by reference.)

10.2	Registration Rights Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, dated November 4, 2005.

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